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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 August 5, 2004

                       TECHNOLOGY INVESTMENT CAPITAL CORP.
             (Exact name of registrant as specified in its charter)


         MARYLAND                      000-50398                  20-0118736
(State or other jurisdiction   (Commission File Number)        (I.R.S. Employer
of incorporation)                                            Identification No.)

                         8 SOUND SHORE DRIVE, SUITE 255
                               GREENWICH, CT 06830
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (203) 983-5275

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.


               EXHIBIT NO.                   DESCRIPTION
               -----------                   -----------

               99.1                          Press release dated August 5, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 5, 2004, the Company issued a press release announcing its financial results for the three months and six months ended June 30, 2004. The text of the press release is included as an exhibit to this Form 8-K.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 5, 2004                      TECHNOLOGY INVESTMENT CAPITAL CORP.


                                          By: /s/ Saul B. Rosenthal
                                              ----------------------
                                              Saul B. Rosenthal
                                              Chief Operating Officer